UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2016

Date of reporting period:	September 30, 2016

Item 1. Schedule of Investments:

Putnam VT American Government Income Fund

The fund's portfolio
9/30/16 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (113.7%)(a)
		Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (21.3%)

Government National Mortgage Association Pass-Through Certificates
6.50%, with due dates from 4/15/28 to 7/20/36		$65,271	$76,199
6.00%, with due dates from 4/15/28 to 11/20/38		159,393	181,982
5.50%, 4/20/38		237,666	268,692
5.00%, TBA, 10/1/46		1,000,000	1,085,703
4.50%, with due dates from 9/20/44 to 3/20/46		1,902,347	2,055,174
4.50%, TBA, 10/1/46		2,000,000	2,159,062
4.00%, with due dates from 4/20/45 to 5/20/45		2,381,369	2,620,436
3.50%, with due dates from 1/20/45 to 6/20/45		6,850,269	7,363,042
3.00%, TBA, 10/1/46		1,000,000	1,047,734

			16,858,024
U.S. Government Agency Mortgage Obligations (92.4%)

Federal Home Loan Mortgage Corporation Pass-Through Certificates
7.50%, with due dates from 9/1/30 to 7/1/31		23,655	28,502
7.00%, with due dates from 11/1/26 to 5/1/32		218,392	253,432
5.50%, 12/1/33		27,844	31,606
4.50%, with due dates from 7/1/44 to 8/1/44		247,331	278,670
4.00%, 12/1/44		1,011,368	1,089,117
3.00%, 6/1/46		987,280	1,032,093

Federal National Mortgage Association Pass-Through Certificates
7.50%, with due dates from 9/1/30 to 11/1/30		18,705	22,324
7.00%, with due dates from 12/1/28 to 12/1/35		446,108	524,956
6.50%, 9/1/36		11,334	13,166
6.00%, 1/1/38		206,992	237,087
5.50%, 1/1/38		738,434	837,589
5.00%, 2/1/39		20,996	23,484
4.50%, with due dates from 7/1/44 to 5/1/45		383,449	430,381
4.50%, TBA, 11/1/46		1,000,000	1,094,023
4.50%, TBA, 10/1/46		2,000,000	2,190,312
4.00%, 3/1/46		495,918	542,797
4.00%, TBA, 11/1/46		2,000,000	2,145,234
4.00%, TBA, 10/1/46		2,000,000	2,147,812
4.00%, 11/1/42(FWC)		845	944
4.00%, 10/1/42(FWC)		633	705
4.00%, 9/1/42(FWC)		656	731
4.00%, 6/1/42(FWC)		1,784	1,939
3.50%, with due dates from 5/1/45 to 5/1/46		5,667,039	6,048,683
3.50%, TBA, 11/1/46		13,000,000	13,703,321
3.50%, TBA, 10/1/46		13,000,000	13,719,063
3.00%, with due dates from 4/1/43 to 10/1/46		8,209,392	8,568,249
3.00%, TBA, 11/1/46		1,000,000	1,037,266
3.00%, TBA, 10/1/46		1,000,000	1,039,531
2.50%, TBA, 11/1/46		7,000,000	7,053,593
2.50%, TBA, 10/1/46		9,000,000	9,084,384

			73,180,994

Total U.S. government and agency mortgage obligations (cost $89,348,200)			$90,039,018

U.S. TREASURY OBLIGATIONS (25.8%)(a)
		Principal amount	Value

U.S. Treasury Bonds
6.25%, 8/15/23		$990,000	$1,305,918
4.50%, 8/15/39(SEGCCS)		7,201,000	10,230,146

U.S. Treasury Notes 0.625%, 5/31/17(SEGSF)		8,927,000	8,928,883

Total U.S. treasury obligations (cost $18,729,792)			$20,464,947

MORTGAGE-BACKED SECURITIES (24.4%)(a)
		Principal amount	Value

Agency collateralized mortgage obligations (24.4%)

Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 23.683%, 4/15/37		$40,751	$68,771
IFB Ser. 2979, Class AS, 22.351%, 3/15/34		3,006	3,166
IFB Ser. 3072, Class SM, 21.874%, 11/15/35		53,328	84,496
IFB Ser. 3065, Class DC, 18.287%, 3/15/35		274,332	415,333
IFB Ser. 2990, Class LB, 15.606%, 6/15/34		53,439	69,128
IFB Ser. 3232, Class KS, IO, 5.776%, 10/15/36		230,683	39,793
IFB Ser. 4136, Class ES, IO, 5.726%, 11/15/42		463,482	77,070
IFB Ser. 4436, Class SC, IO, 5.626%, 2/15/45		1,782,038	328,006
Ser. 4122, Class TI, IO, 4.50%, 10/15/42		433,387	67,435
Ser. 4018, Class DI, IO, 4.50%, 7/15/41		653,211	73,034
Ser. 4329, Class MI, IO, 4.50%, 6/15/26		688,301	73,263
Ser. 4546, Class PI, IO, 4.00%, 12/15/45		904,412	115,765
Ser. 4500, Class GI, IO, 4.00%, 8/15/45		774,333	80,368
Ser. 4425, IO, 4.00%, 1/15/45		787,560	84,261
Ser. 4452, Class QI, IO, 4.00%, 11/15/44		621,724	90,927
Ser. 4116, Class MI, IO, 4.00%, 10/1/42		1,008,083	157,022
Ser. 4019, Class JI, IO, 4.00%, 5/15/41		806,278	86,675
Ser. 3996, Class IK, IO, 4.00%, 3/15/39		906,456	76,146
Ser. 4165, Class AI, IO, 3.50%, 2/15/43		508,194	67,859
Ser. 4136, Class IQ, IO, 3.50%, 11/15/42		860,094	121,274
Ser. 4122, Class AI, IO, 3.50%, 10/15/42		673,290	79,324
Ser. 4199, Class CI, IO, 3.50%, 12/15/37		565,473	40,714
Ser. 304, Class C37, IO, 3.50%, 12/15/27		560,174	54,697
Ser. 4150, Class DI, IO, 3.00%, 1/15/43		653,033	72,242
Ser. 4141, Class PI, IO, 3.00%, 12/15/42		608,658	65,388
Ser. 4158, Class TI, IO, 3.00%, 12/15/42		1,487,984	147,459
Ser. 4165, Class TI, IO, 3.00%, 12/15/42		1,596,591	156,945
Ser. 4171, Class NI, IO, 3.00%, 6/15/42		936,919	86,937
Ser. 4183, Class MI, IO, 3.00%, 2/15/42		502,083	48,300
Ser. 4201, Class JI, IO, 3.00%, 12/15/41		794,668	69,193
Ser. 3939, Class EI, IO, 3.00%, 3/15/26		717,541	48,298
Ser. 315, PO, zero %, 9/15/43		1,197,603	996,487
Ser. 3835, Class FO, PO, zero %, 4/15/41		980,823	877,367
Ser. 3391, PO, zero %, 4/15/37		9,808	8,707
Ser. 3300, PO, zero %, 2/15/37		5,096	4,584
Ser. 3326, Class WF, zero %, 10/15/35		1,314	1,083

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 36.748%, 7/25/36		32,234	65,455
IFB Ser. 06-8, Class HP, 22.641%, 3/25/36		54,955	94,634
IFB Ser. 07-53, Class SP, 22.274%, 6/25/37		61,058	97,233
IFB Ser. 08-24, Class SP, 21.357%, 2/25/38		287,167	411,768
IFB Ser. 05-122, Class SE, 21.262%, 11/25/35		69,869	104,356
IFB Ser. 05-75, Class GS, 18.674%, 8/25/35		47,089	66,908
IFB Ser. 05-106, Class JC, 18.495%, 12/25/35		70,215	111,350
IFB Ser. 05-83, Class QP, 16.028%, 11/25/34		24,289	32,154
IFB Ser. 11-4, Class CS, 11.849%, 5/25/40		141,334	175,737
IFB Ser. 11-123, Class KS, IO, 6.075%, 10/25/41		159,944	21,724
IFB Ser. 13-103, Class SK, IO, 5.395%, 10/25/43		280,251	70,825
Ser. 15-16, Class MI, IO, 4.50%, 4/25/45		860,211	151,612
Ser. 409, Class 82, IO, 4.50%, 11/25/40		410,735	56,065
Ser. 12-118, Class PI, IO, 4.00%, 6/25/42		1,292,121	159,395
Ser. 12-96, Class PI, IO, 4.00%, 7/25/41		427,765	43,268
Ser. 12-62, Class MI, IO, 4.00%, 3/25/41		488,379	52,472
Ser. 409, Class C16, IO, 4.00%, 11/25/40		603,947	76,002
Ser. 12-104, Class HI, IO, 4.00%, 9/25/27		999,608	109,023
Ser. 16-70, Class QI, IO, 3.50%, 10/25/46(F)		3,017,000	359,633
Ser. 15-10, Class AI, IO, 3.50%, 8/25/43		1,072,761	79,426
Ser. 12-124, Class JI, IO, 3.50%, 11/25/42		325,783	38,472
Ser. 13-22, Class PI, IO, 3.50%, 10/25/42		827,338	100,957
Ser. 12-114, Class NI, IO, 3.50%, 10/25/41		1,329,926	117,864
Ser. 13-55, Class IK, IO, 3.00%, 4/25/43		521,534	50,328
Ser. 13-6, Class JI, IO, 3.00%, 2/25/43		1,159,218	126,065
Ser. 12-151, Class PI, IO, 3.00%, 1/25/43		477,005	49,847
Ser. 13-8, Class NI, IO, 3.00%, 12/25/42		570,549	62,803
Ser. 12-145, Class TI, IO, 3.00%, 11/25/42		514,775	39,535
Ser. 13-35, Class IP, IO, 3.00%, 6/25/42		580,213	51,313
Ser. 13-55, Class PI, IO, 3.00%, 5/25/42		883,448	68,865
Ser. 13-53, Class JI, IO, 3.00%, 12/25/41		647,231	55,921
Ser. 13-23, Class PI, IO, 3.00%, 10/25/41		651,302	44,894
Ser. 13-30, Class IP, IO, 3.00%, 10/25/41		934,845	68,272
Ser. 13-23, Class LI, IO, 3.00%, 6/25/41		578,066	38,441
Ser. 14-28, Class AI, IO, 3.00%, 3/25/40		754,541	65,315
FRB Ser. 03-W8, Class 3F2, 0.875%, 5/25/42		5,620	5,626
FRB Ser. 07-95, Class A3, 0.775%, 8/27/36		1,868,618	1,803,604
Ser. 08-53, Class DO, PO, zero %, 7/25/38		56,933	53,558
Ser. 07-44, Class CO, PO, zero %, 5/25/37		18,229	15,722
FRB Ser. 88-12, Class B, zero %, 2/25/18		84	84

Government National Mortgage Association
IFB Ser. 11-81, Class SB, IO, 6.175%, 11/16/36		495,715	45,427
IFB Ser. 11-156, Class SK, IO, 6.068%, 4/20/38		1,375,760	302,667
Ser. 16-75, Class LI, IO, 6.00%, 1/20/40		680,585	154,833
Ser. 14-133, Class IP, IO, 5.00%, 9/16/44		600,411	103,733
Ser. 14-76, IO, 5.00%, 5/20/44		794,270	137,177
Ser. 13-51, Class QI, IO, 5.00%, 2/20/43		551,730	108,508
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43		336,109	59,183
Ser. 13-6, Class OI, IO, 5.00%, 1/20/43		257,680	43,857
Ser. 13-16, Class IB, IO, 5.00%, 10/20/40		143,914	5,365
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40		379,225	68,006
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40		1,201,786	212,483
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39		940,658	163,110
Ser. 12-129, IO, 4.50%, 11/16/42		640,173	120,135
Ser. 12-91, Class IN, IO, 4.50%, 5/20/42		1,139,701	212,625
Ser. 11-18, Class PI, IO, 4.50%, 8/20/40		386,755	40,141
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40		862,318	127,761
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40		313,855	47,479
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40		248,733	38,043
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39		235,347	48,274
Ser. 09-121, Class CI, IO, 4.50%, 12/16/39		1,006,101	202,907
Ser. 11-81, Class PI, IO, 4.50%, 12/20/37		123,697	1,817
Ser. 16-69, IO, 4.00%, 5/20/46		1,355,587	181,838
Ser. 15-64, Class IG, IO, 4.00%, 5/20/45		802,201	137,786
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45		644,167	134,189
Ser. 15-40, IO, 4.00%, 3/20/45		428,355	84,570
Ser. 14-100, Class NI, IO, 4.00%, 6/20/43		1,490,643	153,059
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43		266,595	36,643
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42		792,966	112,946
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42		351,242	50,172
Ser. 14-104, IO, 4.00%, 3/20/42		715,284	114,860
Ser. 14-4, Class IK, IO, 4.00%, 7/20/39		457,469	36,256
Ser. 11-71, Class IK, IO, 4.00%, 4/16/39		496,900	43,948
Ser. 10-114, Class MI, IO, 4.00%, 3/20/39		684,676	43,764
Ser. 14-182, Class BI, IO, 4.00%, 1/20/39		893,444	125,981
Ser. 16-111, Class IP, IO, 3.50%, 8/20/46		1,701,023	153,092
Ser. 16-4, Class JI, IO, 3.50%, 1/20/46		1,342,321	114,836
Ser. 13-79, Class PI, IO, 3.50%, 4/20/43		650,577	67,803
Ser. 15-168, Class IG, IO, 3.50%, 3/20/43		975,916	87,491
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43		443,057	43,681
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42		390,757	38,572
Ser. 12-136, IO, 3.50%, 11/20/42		824,415	149,335
Ser. 14-46, Class JI, IO, 3.50%, 10/20/41		403,712	51,711
Ser. 13-18, Class GI, IO, 3.50%, 5/20/41		557,293	60,745
Ser. 12-71, Class JI, IO, 3.50%, 4/16/41		382,315	23,667
Ser. 14-102, Class IG, IO, 3.50%, 3/16/41		359,317	37,591
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40		987,101	111,434
Ser. 12-48, Class KI, IO, 3.50%, 12/16/39		441,816	33,927
Ser. 14-147, Class MI, IO, 3.50%, 7/20/39		877,172	34,096
Ser. 15-99, Class TI, IO, 3.50%, 4/20/39		1,094,358	96,096
Ser. 15-24, Class AI, IO, 3.50%, 12/20/37		951,511	116,447
Ser. 14-160, Class IB, IO, 3.00%, 11/20/40		1,577,719	103,656
Ser. 14-141, Class CI, IO, 3.00%, 3/20/40		470,879	41,078
Ser. 14-174, Class AI, IO, 3.00%, 11/16/29		801,662	79,971
Ser. 15-H22, Class GI, IO, 2.575%, 9/20/65		1,706,214	240,235
Ser. 16-H13, Class IK, IO, 2.564%, 6/20/66		1,602,524	214,841
FRB Ser. 15-H16, Class XI, IO, 2.492%, 7/20/65		1,059,428	139,844
Ser. 15-H20, Class CI, IO, 2.468%, 8/20/65		1,732,284	226,174
Ser. 16-H04, Class HI, IO, 2.361%, 7/20/65		984,474	115,479
Ser. 16-H07, Class PI, IO, 2.251%, 3/20/66		2,797,401	381,350
Ser. 15-H10, Class HI, IO, 2.222%, 4/20/65		2,972,179	357,256
Ser. 15-H22, Class AI, IO, 2.115%, 9/20/65		1,866,548	235,745
Ser. 15-H25, Class BI, IO, 2.092%, 10/20/65		1,225,754	157,632
Ser. 16-H11, Class HI, IO, 2.081%, 1/20/66		3,394,666	389,165
Ser. 16-H06, Class HI, IO, 2.066%, 2/20/66		1,318,574	137,132
Ser. 15-H24, Class HI, IO, 2.031%, 9/20/65		1,615,896	145,431
Ser. 16-H03, Class AI, IO, 2.026%, 1/20/66		1,829,078	227,058
Ser. 16-H04, Class KI, IO, 1.884%, 2/20/66		1,988,165	210,519
Ser. 15-H23, Class TI, IO, 1.875%, 9/20/65		1,291,289	149,144
Ser. 16-H10, Class AI, IO, 1.845%, 4/20/66		1,667,986	161,961
Ser. 14-H21, Class AI, IO, 1.747%, 10/20/64		1,795,605	199,671
Ser. 16-H06, Class DI, IO, 1.728%, 7/20/65		1,704,727	190,929
Ser. 16-H08, Class GI, IO, 1.411%, 4/20/66		1,260,379	89,109
FRB Ser. 11-H07, Class FI, IO, 1.215%, 2/20/61		5,194,442	248,294
Ser. 10-151, Class KO, PO, zero %, 6/16/37		49,394	43,295
Ser. 06-36, Class OD, PO, zero %, 7/16/36		2,822	2,472

			19,341,551

Total mortgage-backed securities (cost $20,394,953)			$19,341,551

ASSET-BACKED SECURITIES (1.0%)(a)
		Principal amount	Value

Station Place Securitization Trust FRB Ser. 16-1, Class A, 1.525%, 2/25/17 (acquired 2/4/16, cost $815,000)(RES)		$815,000	$815,000

Total asset-backed securities (cost $815,000)			$815,000

PURCHASED SWAP OPTIONS OUTSTANDING (0.2%)(a)
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International

(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915	$1,467,600	$2,231

(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315	1,467,600	411

Goldman Sachs International

1.515/3 month USD-LIBOR-BBA/Nov-26	Nov-16/1.515	7,326,900	79,717

(1.9975)/3 month USD-LIBOR-BBA/Dec-46	Dec-16/1.9975	3,833,200	54,201

1.023/3 month USD-LIBOR-BBA/Nov-18	Nov-16/1.023	15,332,600	21,312

JPMorgan Chase Bank N.A.

(1.639)/3 month USD-LIBOR-BBA/Nov-26	Nov-16/1.639	9,931,300	38,931

Total purchased swap options outstanding (cost $429,871)			$196,803

PURCHASED OPTIONS OUTSTANDING (—%)(a)
	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association 30 yr 2.50% TBA commitments (Call)	Oct-16/$100.97	$1,000,000	$1,850

Federal National Mortgage Association 30 yr 3.00% TBA commitments (Call)	Oct-16/103.77	2,000,000	5,280

Total purchased options outstanding (cost $10,625)			$7,130

SHORT-TERM INVESTMENTS (8.1%)(a)
		Principal amount	Value

Federal Home Loan Banks unsec. discount notes commercial paper 0.335%, 11/2/16		$1,000,000	$999,817

Interest in $250,483,000 joint tri-party repurchase agreement dated 9/30/16 with Merrill Lynch, Pierce, Fenner and Smith Inc. due 10/3/16 - maturity value of $2,689,112 for an effective yield of 0.500% (collateralized by various mortgage backed securities with coupon rates ranging from 2.500% to 3.500% and due dates ranging from 2/1/30 to 1/1/46, valued at $255,492,660)		2,689,000	2,689,000

Interest in $250,000,000 joint tri-party repurchase agreement dated 9/30/16 with HSBC Bank USA, National Association due 10/3/16 - maturity value of $2,500,098 for an effective yield of 0.470% (collateralized by various mortgage backed securities with coupon rates ranging from 2.500% to 8.000% and due dates ranging from 8/1/22 to 8/1/46, valued at $255,002,251)		2,500,000	2,500,000

U.S. Treasury Bills 0.294%, 11/25/16(SEG)		157,000	156,962

U.S. Treasury Bills 0.270%, 11/17/16(SEG)		57,000	56,988

U.S. Treasury Bills 0.271%, 11/3/16(SEG)		51,000	50,991

Total short-term investments (cost $6,453,600)			$6,453,758

TOTAL INVESTMENTS

Total investments (cost $136,182,041)(b)			$137,318,207

FUTURES CONTRACTS OUTSTANDING at 9/30/16 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 2 yr (Long)	34	$7,427,938	Dec-16	$9,495
U.S. Treasury Note 5 yr (Long)	139	16,890,672	Dec-16	56,192
U.S. Treasury Note 10 yr (Long)	47	6,162,875	Dec-16	13,125
U.S. Treasury Note Ultra 10 yr (Long)	33	4,757,156	Dec-16	18,810

Total				$97,622

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/16 (premiums $653,254) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International

2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	$1,467,600	$10,082
Goldman Sachs International

(0.6665)/3 month USD-LIBOR-BBA/Dec-17	Dec-16/0.6665	15,332,600	1,380
2.3975/3 month USD-LIBOR-BBA/Dec-46	Dec-16/2.3975	3,833,200	5,750
1.1665/3 month USD-LIBOR-BBA/Dec-17	Dec-16/1.1665	15,332,600	15,486
(1.15)/3 month USD-LIBOR-BBA/Nov-18	Nov-16/1.15	15,332,600	20,546
1.3875/3 month USD-LIBOR-BBA/Dec-21	Dec-16/1.3875	19,165,800	49,639
(1.385)/3 month USD-LIBOR-BBA/Nov-26	Nov-16/1.385	14,653,800	75,760
JPMorgan Chase Bank N.A.

(0.634)/3 month USD-LIBOR-BBA/Dec-17	Dec-16/0.634	15,332,600	1,073
1.134/3 month USD-LIBOR-BBA/Dec-17	Dec-16/1.134	15,332,600	17,479
(1.3385)/3 month USD-LIBOR-BBA/Nov-26	Nov-16/1.3385	9,931,300	42,705
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	910,000	69,324

Total			$309,224

WRITTEN OPTIONS OUTSTANDING at 9/30/16 (premiums $10,625) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association 30 yr 2.50% TBA commitments (Put)	Oct-16/$100.97	$1,000,000	$2,040
Federal National Mortgage Association 30 yr 3.00% TBA commitments (Put)	Oct-16/103.77	2,000,000	1,300

Total			$3,340

TBA SALE COMMITMENTS OUTSTANDING at 9/30/16 (proceeds receivable $35,620,859) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal Home Loan Mortgage Corporation, 3.00%, 10/1/46	$1,000,000	10/13/16	$1,039,297
Federal National Mortgage Association, 4.50%, 10/1/46	2,000,000	10/13/16	2,190,312
Federal National Mortgage Association, 4.00%, 10/1/46	2,000,000	10/13/16	2,147,812
Federal National Mortgage Association, 3.50%, 10/1/46	13,000,000	10/13/16	13,719,063
Federal National Mortgage Association, 3.00%, 11/1/46	1,000,000	11/14/16	1,037,266
Federal National Mortgage Association, 3.00%, 10/1/46	1,000,000	10/13/16	1,039,531
Federal National Mortgage Association, 2.50%, 10/1/46	8,000,000	10/13/16	8,075,000
Government National Mortgage Association, 4.00%, 10/1/46	1,000,000	10/20/16	1,071,641
Government National Mortgage Association, 3.50%, 10/1/46	5,000,000	10/20/16	5,310,937

Total			$35,630,859

	CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/16 (Unaudited)

			Upfront		Payments	Payments	Unrealized
			premium	Termination	made by	received by	appreciation/
	Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$1,981,800	(E)	$3,736	12/21/21	1.25%	3 month USD-LIBOR-BBA	$(101)
	22,702,300	(E)	(38,072)	12/21/18	1.015%	3 month USD-LIBOR-BBA	(23,860)
	3,335,100	(E)	17,737	12/21/26	1.60%	3 month USD-LIBOR-BBA	(17,775)
	3,599,500	(E)	(18,863)	12/21/46	3 month USD-LIBOR-BBA	1.90%	64,387
	6,100,700		(81)	9/27/26	3 month USD-LIBOR-BBA	1.467%	2,391
	1,150,000		(15)	10/3/26	3 month USD-LIBOR-BBA	1.41%	(5,993)

	Total		$(35,558)	$19,049
(E)	Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16 (Unaudited)

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$246,044	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$(1,799)
183,520	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,342)
Barclays Bank PLC
259,677	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	(30)
219,416	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,570)
53,524	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	72
109,727	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	14
445,780	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	601
9,835	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	10
80,034	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	174
10,820	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	(1)
356,794	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00% 30 year Fannie Mae pools	(124)
138,387	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	139
162,880	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	775
304,516	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	2,227
12,699	—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(96)
1,417,253	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(2,568)
596,556	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,485
6,903,361	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	18,257
5,540,280	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(1,634)
Citibank, N.A.
78,721	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	208
Credit Suisse International
246,262	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	1,172
210,730	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,541)
210,614	—	1/12/44	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(1,694)
27,130	—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(206)
152,088	—	1/12/45	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,183)
110,965	—	1/12/45	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(863)
110,310	—	1/12/45	3.50% (1 month USD-LIBOR)	Synthetic TRS Index 3.50% 30 year Fannie Mae pools	(990)
472,447	—	1/12/44	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(3,676)
357,488	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	2,614
Goldman Sachs International
276,181	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	278
213,067	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	215
661,800	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	87
267,631	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	270
544,518	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(3,897)
544,518	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(3,897)
395,342	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(117)
148,519	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(44)
117,371	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(711)
1,066	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	—
274,244	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	36
66,577	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(487)
541,539	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(160)
20,066	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(6)
53,526	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(16)
60,347	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	61
302,672	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	305
363,865	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(2,604)
402,995	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(2,884)
464,583	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	61
430,056	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(3,078)
11,868	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(87)
315,143	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	1,500
392,272	—	1/12/44	(3.00%) 1 month USD-LIBOR	Synthetic TRS Index 3.00% 30 year Fannie Mae pools	2,400
429,564	335	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	3,477
JPMorgan Chase Bank N.A.
343,883	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(2,515)
28,946	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(212)
314,884	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	1,498
JPMorgan Securities LLC
249,315	—	1/12/44	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(1,942)

Total	$335	$(4,038)

Key to holding's abbreviations
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2016 through September 30, 2016 (the reporting period). Within the following notes to the portfolio, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $79,206,596.
(b)	The aggregate identified cost on a tax basis is $136,379,404, resulting in gross unrealized appreciation and depreciation of $3,321,215 and $2,382,412, respectively, or net unrealized appreciation of $938,803.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $815,000, or 1.0% of net assets.
Affiliated company. Transactions during the reporting period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period

	Putnam Money Market Liquidity Fund *	$5,319,463	$44,886,008	$50,205,471	$13,462	$—
* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
(SEGCCS)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.
(FWC)	Forward commitment, in part or in entirety.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs.
At the close of the reporting period, the fund maintained liquid assets totaling $72,015,825 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.

Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund's assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments, including mortgage backed securities and short-term investments with remaining maturities of 60 days or less, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.
Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Repurchase agreements: The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
Stripped securities: The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.
Options contracts: The fund used options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Futures contracts: The fund used futures contracts for hedging treasury term structure risk and for yield curve positioning.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin".
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Interest rate swap contracts: The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.
An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund's books. An upfront payment made by the fund is recorded as an asset on the fund's books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.
The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund's maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on interest rate swap contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund's maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty.
For the fund's average notional amount on OTC total return swap contracts, see the appropriate table at the end of these footnotes.
TBA commitments: The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.
The fund may also enter into TBA sale commitments to hedge its portfolio positions to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.
TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.
Unsettled TBA commitments are valued at their fair value according to the procedures described under "Security valuation" above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund's custodian and identified in the fund's portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund's net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund's net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty's long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund's counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $130,943 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $94,020 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$815,000	$—
Mortgage-backed securities	—	19,126,710	214,841
Purchased options outstanding	—	7,130	—
Purchased swap options outstanding	—	196,803	—
U.S. government and agency mortgage obligations	—	90,039,018	—
U.S. treasury obligations	—	20,464,947	—
Short-term investments	—	6,453,758	—

Totals by level	$—	$137,103,366	$214,841

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$97,622	$—	$—
Written options outstanding	—	(3,340)	—
Written swap options outstanding	—	(309,224)	—
TBA sale commitments	—	(35,630,859)	—
Interest rate swap contracts	—	54,607	—
Total return swap contracts	—	(4,373)	—

Totals by level	$97,622	$(35,893,189)	$—

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.
The following is a reconciliation of Level 3 assets as of the close of the reporting period:

Investments in securities:	Balance as of 12/31/15	Accrued discounts/ premiums	Realized gain/(loss)	Change in net unrealized appreciation/ (depreciation) #	Cost of purchases	Proceeds from sales	Total transfers into Level 3 †	Total transfers out of Level 3 †	Balance as of 9/30/16
Mortgage-backed securities	$1,404,508	$(147,329)	$—	$150,815	$218,073	$—	$—	$(1,411,226)	$214,841
U.S. government and agency mortgage obligations	$274,278	—	7,275	5,386	4,765	(291,704)	—	—	$—
Totals	$1,678,786	$(147,329)	$7,275	$156,201	$222,838	$(291,704)	$—	$(1,411,226)	$214,841

† Transfers during the reporting period are accounted for using the end of period market value. Transfers out include valuations where a secondary pricing source was obtained for certain securities. Such valuations involve certain inputs and estimates that were unobservable at the end of the reporting period.
# Includes $1,905 related to Level 3 securities still held at period end.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Interest rate contracts	$439,090	$399,865

Total	$439,090	$399,865

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Purchased TBA commitment option contracts (contract amount)			$22,800,000
Purchased swap option contracts (contract amount)			$107,800,000
Written TBA commitment option contracts (contract amount)			$45,000,000
Written swap option contracts (contract amount)			$153,500,000
Futures contracts (number of contracts)			200
Centrally cleared interest rate swap contracts (notional)			$91,400,000
OTC total return swap contracts (notional)			$29,000,000

	The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions, if applicable, see note "(d)" above, and for borrowing transactions associated with securities sold short, if applicable, see the "Short sales of securities" note above.

		Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

	Assets:
	Centrally cleared interest rate swap contracts§	$-	$-	$334,897	$-	$-	$-	$-	$-	$-	$-	$334,897
	OTC Total return swap contracts*#	—	23,754	—	208	3,786	8,355	—	1,498	—	—	37,601
	Futures contracts§	—	—	—	—	—	—	—	—	—	—	—
	Purchased swap options#	—	—	—	—	2,642	155,230	—	38,931	—	—	196,803
	Purchased options#	—	—	—	—	—	—	—	7,130	—	—	7,130
	Repurchase agreements	—	—	—	—	—	—	2,500,000	—	—	2,689,000	5,189,000

	Total Assets	$—	$23,754	$334,897	$208	$6,428	$163,585	$2,500,000	$47,559	$—	$2,689,000	$5,765,431

	Liabilities:
	Centrally cleared interest rate swap contracts§	—	—	405,429	—	—	—	—	—	—	—	405,429
	OTC Total return swap contracts*#	3,141	6,023	—	—	10,153	17,988	—	2,727	1,942	—	41,974
	Futures contracts§	—	—	—	—	—	—	—	—	—	75,024	75,024
	Written swap options#	—	—	—	—	10,082	168,561	—	130,581	—	—	309,224
	Written options#	—	—	—	—	—	—	—	3,340	—	—	3,340

	Total Liabilities	$3,141	$6,023	$405,429	$—	$20,235	$186,549	$—	$136,648	$1,942	$75,024	$834,991

	Total Financial and Derivative Net Assets	$(3,141)	$17,731	$(70,532)	$208	$(13,807)	$(22,964)	$2,500,000	$(89,089)	$(1,942)	$2,613,976	$4,930,440
	Total collateral received (pledged)##†	$—	$—	$—	$—	$—	$—	$2,500,000	$(89,089)	$—	$2,613,976
	Net amount	$(3,141)	$17,731	$(70,532)	$208	$(13,807)	$(22,964)	$—	$—	$(1,942)	$—

*	Excludes premiums, if any.

†	Additional collateral may be required from certain brokers based on individual agreements.

#	Covered by master netting agreement.

##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§	Includes current day's variation margin only, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund's portfolio.

	For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: November 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: November 28, 2016

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer Date: November 28, 2016